PLEDGE AND SECURITY AGREEMENT

      PLEDGE AND SECURITY AGREEMENT (this "Agreement"), dated May 21, 2008, made by and among ABC Funding, Inc., a Nevada corporation (the "Company") and the holders signatory hereto (collectively, the "Pledgors") of the common stock of the Company, in favor of each of the holders of the Company's of Senior Secured Convertible Debentures due, unless due earlier pursuant to the terms therein, September 29, 2008 (collectively, the "Pledgees").

                              W I T N E S S E T H:

      WHEREAS, Pledgees have, severally and not jointly, agreed to loan the Company an aggregate of $800,000 pursuant to the terms and conditions set forth in a securities purchase agreement dated May 20, 2008 among the Company and the Pledgees (the "Purchase Agreement"), pursuant to which the Company issued to each Pledgee a Senior Secured Convertible Debenture the Company (the "Debentures");

      WHEREAS as a condition to the obligation of the Pledgees under the Agreement, the Pledgors, as principals, employees, executive officers and/or shareholders of the Company, have agreed to make the pledge contemplated by this Agreement in order to induce Pledgees to perform their obligations under the Purchase Agreement;

      WHEREAS, as a condition to the obligation of the Pledgees under the Agreement, the Company agrees to undertake such action contemplated by this Agreement in order to induce Pledgees to perform their obligations under the Purchase Agreement;

      WHEREAS, Pledgors own the shares of common stock, par value $.001 per share, of the Company (the "Common Stock"), set forth opposite the Pledgors' names on Schedule A attached hereto;

      WHEREAS, terms used but not otherwise defined in this Agreement that are defined in Article 9 of the Uniform Commercial Code in effect in the State of New York at that time (whether or not the UCC applies to the affected Pledged Collateral) (the "UCC") shall have the meanings ascribed to them in the UCC; and

      NOW, THEREFORE, in consideration of the premises, covenants and promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            SECTION 1. Pledge and Security Interest. Each Pledgor hereby unconditionally and irrevocably pledges, grants and hypothecates to the Pledgees, and grants to the Pledgees a continuing first priority security interest in, a first lien upon and a right of set-off against, all of its respective rights, titles and interests of whatsoever kind and nature in (the "Security Interest"), and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the obligations pursuant to the Debentures, the following (collectively, the "Pledged Collateral"):

            (a) All of the shares of Common Stock owned by such Pledgor and set forth on Schedule A attached hereto (the "Pledged Shares"), (such shares constituting all of the shares of capital stock of the Company owned by the Pledgor and its affiliates) and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

            (b) all proceeds of any and all of the foregoing Pledged Collateral, in whatever form (including, without limitation, proceeds that constitute property of the types described above).

            SECTION 2. Security for Obligations. This Agreement secures the payment and performance of the following obligations (collectively, the "Obligations"): all present and future indebtedness, obligations, covenants, duties and liabilities of any kind or nature of the Company to the Pledgees now existing or hereafter arising, including but not limited to, under or in connection with this Agreement and the Debentures (collectively, the "Transaction Documents").

            SECTION 3. Delivery of Pledged Collateral.

            (a) On or before the date hereof, , all certificates representing or evidencing the Pledged Shares, in suitable form for transfer by delivery, or accompanied by instruments of transfer or assignment duly executed in blank, including a signature guarantee, are being deposited with and delivered to [Alpha Capital AG]. (the "Agent"), as collateral agent for the Pledgees. The Agent shall have the right, at any time after the occurrence of an Event of Default (as hereinafter defined), without notice to the Pledgor, to transfer to or to register in the name of the Pledgees or their nominees any or all of the Pledged Collateral. In addition, the Agent shall have the right at any time after the occurrence of an Event of Default, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

            (b) If any Pledgor shall receive, by virtue of its being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends or interest payable in cash or in securities or other property, (iv) dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (v) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, or (vi) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, such stock certificate, promissory note, instrument, option, right, property, payment or distribution constituting Pledged Collateral shall be, and shall forthwith be delivered to the Agent to hold as, Pledged Collateral and shall be received in trust for the benefit of the Pledgees, shall be segregated from Pledgor's other property and shall be delivered forthwith to the Agent in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Pledgee as Pledged Collateral and as further collateral security for the Obligations.

            SECTION 4. Representations and Warranties. Each Pledgor represents and warrants as follows:

            (a) Such Pledgor is the legal, record and beneficial owner of the Pledged Collateral owned by such Pledgor, free and clear of any lien, security interest, restriction, option or other charge or encumbrance (collectively, "Liens").

            (b) The pledge of the Pledged Collateral and the grant of the Security Interest pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing payment and performance of the Obligations.

            (c) No consent of any other person or entity and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor,
      (ii) for the perfection or maintenance of the security interest created hereby, or (iii) for the exercise by the Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with any disposition of any portion of the Pledged Collateral by laws affecting the offering and sale of securities generally).

            (d) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

            (e) Except for the filing of financing statements pursuant to the UCC with the proper filing and recording agencies in the jurisdictions indicated on Schedule B, attached hereto, and the transfer to the Pledgees of stock certificate(s) representing the Pledged Shares and the Pledgees' continued possession thereof, acting individually or through the Agent, no other action or the authorization or approval of or filing with or notice to any governmental authority or regulatory body is required either (i) for the grant by such Pledgor of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by such Pledgor or (ii) for the perfection of or exercise by the Pledgees of their rights and remedies hereunder.

            (f) Effective on the date of execution of this Agreement, such Pledgor hereby authorizes the Agent to file one or more financing statements under the UCC with respect to the Security Interest with the proper filing and recording agencies in the jurisdictions indicated on Schedule B attached hereto, and in such other jurisdictions as may be requested by the Pledgees.


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

            (g) Such Pledgor will not transfer, pledge, hypothecate, sell or otherwise dispose of any of the Pledged Collateral without the prior written consent of the Pledgees.

            (h) Such Pledgor shall promptly execute and deliver to the Pledgees such further assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Pledgees may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce its security interest in the Pledged Collateral.

            (i) Such Pledgor shall promptly notify the Pledgees, in sufficient detail, upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Pledged Collateral and of any other information received by such Pledgor that may materially affect the Security Interest or the rights and remedies of the Pledgees hereunder.

            (j) All information heretofore, herein or hereafter supplied to the Pledgees by or on behalf of such Pledgor with respect to the Pledged Collateral is accurate and complete in all material respects as of the date furnished.

            SECTION 5. Further Assurances. Each Pledgor agrees that at any time and from time to time, at the expense of such Pledgor, the Pledgor shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent and/or the Pledgees may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent and/or Pledgees to exercise and enforce their rights and remedies hereunder with respect to any Pledged Collateral. The Company agrees that at any time and from time to time, at the expense of the Company, the Company shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Pledgees may reasonably request.

            SECTION 6. Voting Rights in respect of the Pledged Collateral.

            (a) So long as no Event of Default shall have occurred and be continuing:

                  (i) Each Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, that such Pledgor shall not exercise or refrain from exercising any such right if such action would have a material adverse effect on the Security Interest or the rights and remedies of the Pledgees hereunder; provided, further, that such Pledgor shall give the Pledgees at least five (5) days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right.

            (b) Upon and after the occurrence of any Event of Default:

                  (i) All rights of each Pledgor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) shall cease, and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights.

            SECTION 7. Transfers and Other Liens; Additional Shares.

            (a) The Pledgor agrees that it shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest granted pursuant to this Agreement.

            (b) From the date hereof until the Debentures have been indefeasibly paid in full or converted in full in accordance with the terms thereof, as applicable, neither the Company nor any Subsidiary shall issue any shares of Common Stock or Common Share Equivalents (as defined in the Purchase Agreement) or other equity securities of the Company to any Pledgor or to any of their respective affiliates.

            (c) The undersigned Pledgors irrevocably agree that, from the date hereof until the Debentures have been indefeasibly paid in full or converted in full in accordance with the terms thereof, as applicable, the undersigned Pledgors will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned Pledgors or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned Pledgors), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of Common Stock or Common Share Equivalents beneficially owned, including but not limited to the Pledge Shares, held or hereafter acquired by the undersigned Pledgors. Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.

            SECTION 8. Agent Appointed Attorney-in-Fact.

            (a) Effective upon the occurrence and continuation of an Event of Default, the Pledgors hereby appoints the Agent as the Pledgors' attorney-in-fact, with full authority in the place and stead of, and in the name of, the Pledgors or otherwise, from time to time in the Agent's discretion to take any action and to execute any instrument which the Agent may deem necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgors representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.


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

            (b) Each Pledgor authorizes the Agent, and do hereby make, constitute and appoint the Agent and its respective officers, agents, successors or assigns with full power of substitution, as the Pledgors' true and lawful attorney-in-fact, with power, in the name of the Pledgees or the Pledgors, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any checks, drafts, money orders or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Pledged Collateral that may come into possession of the Pledgees; (ii) to sign and endorse any financing statement pursuant to the UCC or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against Pledgors, assignments, verifications and notices in connection with accounts, and other documents relating to the Pledged Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Pledged Collateral;
      (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Pledged Collateral; (v) generally, to do, at the option of the Pledgees, and at the expense of the Pledgors, severally and jointly, at any time, or from time to time, all acts and things necessary to protect, preserve and realize upon the Pledged Collateral and the Security Interest granted herein in order to effect the intent of this Agreement all as fully and effectually as the Pledgors might or could do; and (vi) in the event of the bankruptcy of any Pledgor, to appoint a receiver or equivalent person to marshall such Pledgor's assets, and such Pledgor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement or earlier satisfaction in full of the Debenture.

            (c) Each Pledgor hereby irrevocably appoints the Agent as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Pledgees may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of such Pledgor where permitted by law.

            SECTION 9. Pledgee May Perform. If any Pledgor fails to perform any agreement contained herein, the Agent and/or Pledgees may itself perform, or cause performance of, such agreement, and the expenses of the Agent and/or Pledgees incurred in connection therewith shall be payable by such Pledgor under
Section 14 hereof.

            SECTION 10. The Agent's Duties. The duties and rights of the Agent are as set forth on Annex A attached hereto and incorporated herein by reference. Any fees of the Agent for its services hereunder shall be paid by the Company. The powers conferred on the Agent hereunder are solely to protect the interests of the Pledgee in the Pledged Collateral and shall not impose any duty upon the Agent to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received it hereunder, neither the Agent nor Pledgee shall have any duty as to any Pledged Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not such party has or is to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Pledged Collateral. The Agent and Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of any Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which such party accords its own property.

            SECTION 11. Event of Default. The occurrence and expiration of the applicable cure period with respect to any of the following events shall constitute an event of default under this Agreement (each, an "Event of Default"):

            (a) The failure of any Pledgor to observe, perform or comply with any act, duty, covenant, agreement or obligation under this Agreement, which is not cured within five business days following written notice by Agent to such Pledgor;

            (b) If any of the representation or warranty of any Pledgor set forth in this Agreement shall be breached or shall be untrue or incorrect in any material respect, and is not cured within ten business days following written notice by Agent to such Pledgor;

            (c) The filing of a financing statement with regard to any of the Pledged Collateral other than pursuant to this Agreement, or the attachment of any additional Lien to any portion of the Pledged Collateral in favor of any Person other than the Pledgees; or

            (d) If any event of default (and expiration of any cure period) shall occur under any of the Transaction Documents.

            SECTION 12. Cross-Default; Cross-Collateralization. The Pledgors acknowledges and agrees that any default under the terms of this Agreement shall constitute a default by the Company under the Debentures, and that any event of default (following expiration of any applicable cure period) under the Debentures shall constitute a default under this Agreement. The security interests, liens and other rights and interests in and relative to any of the real or personal property of the Pledgors now or hereafter granted to the Pledgee by the Pledgors pursuant to any agreement, document or instrument, including, but not limited to, this Agreement or the Debentures shall serve as security for any and all of the Obligations, and, for the repayment thereof, Pledgees may resort to any such collateral in such order and manner as they may elect.

            SECTION 13. Remedies upon Event of Default. So long as any Event of Default is continuing:

            (a) The Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to the Agent (including, without limitation, the vesting in the Agent pursuant to Section 6(b)(i) of the sole right to exercise voting rights pertaining to the Pledged Collateral, including, without limitation, voting rights with respect to the sale of assets of the issuer of such Pledged Collateral), all the rights and remedies of a secured party on default under the UCC, and may also, without notice except as specified below, sell the Pledged Collateral or any part thereof at public or private sale, at any exchange, broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor acknowledges and agrees that the Pledged Collateral consisting of the Pledged Shares, and/or any other shares of common stock of the Company, is of a type customarily sold on a recognized market, and accordingly that no notice of the sale thereof need be given. In addition, Agent may transfer all of the Pledged Collateral to Pledgees, who may hold all of such Pledged Collateral as payment in full of the Obligations

            (b) Any cash held by the Agent or the Pledgees as Pledged Collateral and all cash proceeds received by the Agent or the Pledgees in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Agent or the Pledgees, be held as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable pursuant to Section 14) in whole or in part against, all or any part of the Obligations. Any surplus of such cash or cash proceeds held by the Agent or the Pledgees and remaining after payment in full of all the Obligations shall be paid over to the Pledgors, pro-rata, or to whomsoever may be lawfully entitled to receive such surplus.

            SECTION 14. Expenses. The Pledgors and the Company, severally and jointly, shall upon demand pay to the Agent and/or the Pledgees the amount of any and all reasonable expenses, including reasonable attorneys' fees and expenses and the reasonable fees and expenses of any experts and agents, which the Agent and/or Pledgees may incur in connection with (a) the administration of this Agreement, (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (c) the exercise or enforcement of any of the rights of the Agent and/or Pledgees hereunder or
(d) the failure by any Pledgor to perform or observe any of the provisions hereof.

            SECTION 15. Continuing Security Interest; Termination. This Agreement shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until the Debentures have been indefeasible paid in full or converted in full in accordance with the terms thereof, as applicable. Upon the indefeasible payment in full of the Debenture or the conversion in full thereof, as applicable, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgors. Upon any such termination, the Agent shall, at the Pledgors' expense, return, pro-rata, to the Pledgors such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence such termination.

            SECTION 16. Governing Law; Terms. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict of laws. Each Pledgor agrees to submit to the in personam jurisdiction of the state and federal courts situated within the City of New York, State of New York with regard to any controversy arising out of or relating to this Agreement. Unless otherwise defined herein, terms defined in Article 9 of the UCC are used herein as therein defined.


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

            SECTION 17. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been received when delivered personally (which shall include, without limitation, via express overnight courier) or if mailed, three (3) business days after having been mailed by registered or certified mail, return receipt requested, postage prepaid, to the addresses of the parties as set forth herein.

            SECTION 18. Waivers.

            (a) Waivers. Each Pledgor waives any right to require the Pledgees to (i) proceed against any person, (ii) proceed against any other collateral under any other agreement, (iii) pursue any other remedy, or
      (iv) make presentment, demand, dishonor, notice of dishonor, acceleration and/or notice of non-payment.

            (b) Waiver of Defense. No course of dealing between the Pledgors and the Pledgees, nor any failure to exercise nor any delay in exercising on the part of the Agent or Pledgees, any right, power, or privilege under this Agreement or under any of the other Transaction Documents shall operate as a waiver. No single or partial exercise of any right, power, or privilege under this Agreement or under any of the other Transaction Documents shall preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege.

            SECTION 19. Rights Are Cumulative. All rights and remedies of the Agent and the Pledgees with respect to the Pledged Collateral, whether established by this Agreement, the other Transaction Documents or by law, shall be cumulative and may be exercised concurrently or in any order.

            SECTION 20. Indemnity. Each Pledgor, jointly and severally, agrees to indemnify and hold harmless the Agent, the Pledgees and their respective heirs, successors and assigns against and from all liabilities, losses and costs (including, without limitation, reasonable attorneys' fees) arising out of or relating to the taking or the failure to take action in respect of any transaction effected under this Agreement or in connection with the lien provided for herein, including, without limitation, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Pledged Collateral, except to the extent resulting from their gross negligence or intentional misconduct. The liabilities of the Pledgors under this
Section 20 shall survive the termination of this Agreement.

            SECTION 21. Severability. The provisions of this Agreement are severable. If any provision of this Agreement is held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such provision, or part thereof, in such jurisdiction, and shall not in any manner affect such provision or part thereof in any other jurisdiction, or any other provision of this Agreement in any jurisdiction.

            SECTION 22. Counterparts. This Agreement may be executed in several counterparts, each of which shall be considered an original, but all of which together shall constitute one and the same instrument.


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

            SECTION 23. Amendments; Entire Agreement. This Agreement is subject to modification only by a writing signed by the parties. To the extent any provision of this Agreement conflicts with any provision of the Debentures, the provision giving Pledgees greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Pledgees under the Debentures. This Agreement and the other Transaction Documents constitute the entire agreement of the parties with respect to the subject matter of this Agreement.

            SECTION 24. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and assigns; provided, however, that no Pledgor may, without the prior written consent of the Pledgees, assign or delegate any rights, powers, duties or obligations hereunder, and any such purported assignment or delegation without such consent shall be null and void.


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      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

                                        PLEDGORS:


                                        ------------------------------
                                        Alan D. Gaines
                                        Address for Notice:



                                        ------------------------------
                                        Brent Gaines
                                        Address for Notice:



                                        ------------------------------
                                        Derek Gaines
                                        Address for Notice:



                                        ------------------------------
                                        Ilana Gaines
                                        Address for Notice:


                                        THE COMPANY:

                                        ABC FUNDING, INC.

                                        By:
                                            --------------------------
                                        Name:  Steven Barrenechea
                                        Title: Chief Executive Officer


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         [PLEDGEE SIGNATURE PAGES TO AFDG PLEDGE AND SECURITY AGREEMENT]

Name of Pledgee: _________________________________
Signature of Authorized Signatory of Pledgee: ____________________________ Name of Authorized Signatory: ________________________________
Title of Authorized Signatory: _______________________________


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                                   SCHEDULE A

                                 Pledged Shares

14,151,000 shares of ABC Funding, Inc. certificated as follows:

Pledgor:                   Number of Shares:         Certificate Number:
--------                   -----------------         -------------------

Alan Gaines                   11,151,000                  ABC 00319


Brent Gaines                     750,000                  ABC 00131
                                 250,000                  ABC 00246

Derek Gaines                     750,000                  ABC 00132
                                 250,000                  ABC 00247


Ilana Gaines                     750,000                  ABC 00133
                                 250,000                  ABC 00245


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                                   SCHEDULE B

                                 Not Applicable


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                                     ANNEX A

                                    THE AGENT

            1. Appointment. The Pledgees (all capitalized terms used herein and not otherwise defined shall have the respective meanings provided in the Pledge Agreement to which this Annex A is attached (the "Agreement")), by their acceptance of the benefits of the Agreement, hereby designate [Alpha Capital AG] ("Agent") as the Agent to act as specified herein and in the Agreement. Each Pledgee shall be deemed irrevocably to authorize the Agent to take such action on its behalf under the provisions of the Agreement and the Transaction Documents (as defined in the Purchase Agreement) and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its agents or employees.

            2. Nature of Duties. The Agent shall have no duties or responsibilities except those expressly set forth in the Agreement. Neither the Agent nor any of its partners, members, shareholders, officers, directors, employees or agents shall be liable for any action taken or omitted by it as such under the Agreement or hereunder or in connection herewith or therewith, be responsible for the consequence of any oversight or error of judgment or answerable for any loss, unless caused solely by its or their gross negligence or willful misconduct as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of the Agreement or any other Transaction Document a fiduciary relationship in respect of any Pledgor or any Pledgee; and nothing in the Agreement or any other Transaction Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of the Agreement or any other Transaction Document except as expressly set forth herein and therein.

            3. Lack of Reliance on the Agent. Independently and without reliance upon the Agent, each Pledgee, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Pledgor and the Issuer in connection with such Pledgee's investment in the Pledgor, the creation and continuance of the Obligations, the transactions contemplated by the Transaction Documents, and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of the Company and its subsidiaries, and of the value of the Pledged Collateral from time to time, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Pledgee with any credit, market or other information with respect thereto, whether coming into its possession before any Obligations are incurred or at any time or times thereafter. The Agent shall not be responsible to the Pledgor or any Pledgee for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith, or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of the Agreement or any other Transaction Document, or for the financial condition of the Pledgor or the value of any of the Pledged Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Agreement or any other Transaction Document, or the financial condition of the Pledgor, or the value of any of the Pledged Collateral, or the existence or possible existence of any default or Event of Default under the Agreement, the Debentures or any of the other Transaction Documents.


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            4. Certain Rights of the Agent. The Agent shall have the right to take any action with respect to the Pledged Collateral, on behalf of all of the Pledgees. To the extent practical, the Agent shall request instructions from the Pledgees with respect to any material act or action (including failure to act) in connection with the Agreement or any other Transaction Document, and shall be entitled to act or refrain from acting in accordance with the instructions of Pledgees holding a majority in principal amount of Debentures (based on then-outstanding principal amounts of Debentures at the time of any such determination); if such instructions are not provided despite the Agent's request therefor, the Agent shall be entitled to refrain from such act or taking such action, and if such action is taken, shall be entitled to appropriate indemnification from the Pledgees in respect of actions to be taken by the Agent; and the Agent shall not incur liability to any person or entity by reason of so refraining. Without limiting the foregoing, (a) no Pledgee shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the terms of the Agreement or any other Transaction Document, and the Pledgor shall have no right to question or challenge the authority of, or the instructions given to, the Agent pursuant to the foregoing and (b) the Agent shall not be required to take any action which the Agent believes (i) could reasonably be expected to expose it to personal liability or (ii) is contrary to this Agreement, the Transaction Documents or applicable law.

            5. Reliance. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to the Agreement and the other Transaction Documents and its duties thereunder, upon advice of counsel selected by it and upon all other matters pertaining to this Agreement and the other Transaction Documents and its duties thereunder, upon advice of other experts selected by it. Anything to the contrary notwithstanding, the Agent shall have no obligation whatsoever to any Pledgee to assure that the Pledged Collateral exists or is owned by the Pledgor or is cared for, protected or insured or that the liens granted pursuant to the Agreement have been properly or sufficiently or lawfully created, perfected, or enforced or are entitled to any particular priority.

            6. Indemnification. To the extent that the Agent is not reimbursed and indemnified by the Pledgor, the Pledgees will jointly and severally reimburse and indemnify the Agent, in proportion to their initially purchased respective principal amounts of Debentures, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder or under the Agreement or any other Transaction Document, or in any way relating to or arising out of the Agreement or any other Transaction Document except for those determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction to have resulted solely from the Agent's own gross negligence or willful misconduct. Prior to taking any action hereunder as Agent, the Agent may require each Pledgee to deposit with it sufficient sums as it determines in good faith is necessary to protect the Agent for costs and expenses associated with taking such action.


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            7. Resignation by the Agent.

            (a) The Agent may resign from the performance of all its functions and duties under the Agreement and the other Transaction Documents at any time by giving 30 days' prior written notice (as provided in the Agreement) to the Pledgor and the Pledgees. Such resignation shall take effect upon the appointment of a successor Agent pursuant to clauses (b) and (c) below.

            (b) Upon any such notice of resignation, the Pledgees, acting by a Majority in Interest, shall appoint a successor Agent hereunder.

            (c) If a successor Agent shall not have been so appointed within said 30-day period, the Agent shall then appoint a successor Agent who shall serve as Agent until such time, if any, as the Pledgees appoint a successor Agent as provided above. If a successor Agent has not been appointed within such 30-day period, the Agent may petition any court of competent jurisdiction or may interplead the Pledgor and the Pledgees in a proceeding for the appointment of a successor Agent, and all fees, including, but not limited to, extraordinary fees associated with the filing of interpleader and expenses associated therewith, shall be payable by the Pledgor on demand.

            8. Rights with respect to Pledged Collateral. Each Pledgee agrees with all other Pledgees and the Agent (i) that it shall not, and shall not attempt to, exercise any rights with respect to its security interest in the Pledged Collateral, whether pursuant to any other agreement or otherwise (other than pursuant to this Agreement), or take or institute any action against the Agent or any of the other Pledgees in respect of the Pledged Collateral or its rights hereunder (other than any such action arising from the breach of this Agreement) and (ii) that such Pledgee has no other rights with respect to the Pledged Collateral other than as set forth in this Agreement and the other Transaction Documents. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations under the Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of the Agreement including this Annex A shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.


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